                                                                  Exhibit (j)(4)


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                               POWERS OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Sara L. Badler, Karen E. Dann, Robert J. Hebron, Mario W. Lazzaro, Jr., Edward P. Linder, Catherine A. Marrion, Corey B. Multer, Linda M. Reimer and Irwin Silber as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account - I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210 and 333-102674) and any
amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.


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Scott L. Berlin                         Mark W. Pfaff


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Frank M. Boccio                         Robert D. Rock


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Michael G. Gallo                        Angelo J. Scialabba


/s/ Solomon Goldfinger
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Solomon Goldfinger                      Arthur H. Seter


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Phillip J. Hildebrand                   Frederick J. Sievert


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Theodore A. Mathas                      Michael E. Sproule


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John R. Meyer                           Joel M. Steinberg


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                                        Seymour Sternberg

                                        Dated: Aug. 10, 2006